UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 29, 2008

TRIAN ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33920 (Commission File No.)	26-1252334 (IRS Employer Identification No.)

280 Park Avenue, 41st Floor New York, New York 10017 (Address of principal executive offices)

(212) 451-3000
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On January 29, 2008, Trian Acquisition I Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 92,000,000 units (the “Units”) (including 12,000,000 Units sold pursuant to the underwriters’ over-allotment option), each Unit consisting of one share of common stock, par value $0.0001 per share (the “Common Stock”), and one warrant (the “Warrant”) to purchase one share of Common Stock at $7.00 per share.  The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $920,000,000.  Also on January 29, 2008, the Company completed the sale of 10,000,000 Warrants (the “Sponsor Warrants”) at a purchase price of $1.00 per Sponsor Warrant to Trian Acquisition I, LLC, generating gross proceeds to the Company of $10,000,000.

Approximately $905,608,000 of the proceeds from the sale of the Units, including approximately $29,808,000 of underwriters’ deferred discount, and the sale of the Sponsor Warrants were placed in a trust account maintained by Wilmington Trust Company, acting as trustee. These funds will not be released until the earlier to occur of the Company’s consummation of its initial business combination or the Company’s dissolution and liquidation, except that the underwriters’ deferred discount will be payable to the underwriters only upon the consummation of the Company’s business combination, and will be reduced pro ratably to the extent public stockholders exercise conversion rights.  Up to $9,500,000 of the income earned on the trust account may be released to the Company to fund expenses related to investigating and selecting a target business and other working capital requirements, and any amounts necessary to pay any tax obligations on the income earned on the trust account may also be released.

An audited balance sheet as of January 29, 2008 and accompanying notes reflecting the Company’s receipt of the proceeds from the sale of the Units and the Sponsor Warrants has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

On February 4, 2008, the Company issued a press release announcing that, commencing on February 5, 2008, separate trading of the Common Stock and Warrants included in the Units may begin.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated  by reference herein in its entirety.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet, as of January 29, 2008, and accompanying notes.
99.2	Press Release of Trian Acquisition I Corp., dated February 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIAN ACQUISITION I CORP.

By:           /s/ David I. Mossé
Name:      David I. Mossé
Title:       General Counsel, Secretary and
Chief Compliance Officer

Dated:  February 4, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet, as of January 29, 2008, and accompanying notes.
99.2	Press Release of Trian Acquisition I Corp., dated February 4, 2008.